Loans	12 Months Ended
Dec. 31, 2011
Loans [Abstract]
LOANS

NOTE 2 – LOANS

Loans consist of the following at December 31:

(Dollars in thousands)	2011	2010
Commercial	$89,828	$78,540
Commercial real estate	106,332	104,829
Residential real estate	103,518	108,832
Construction and land development	18,061	16,515
Consumer	6,216	6,715

Total loans before deferred costs	323,955	315,431
Deferred loan costs	227	216

Total Loans	$324,182	$315,647

Loan Origination/Risk Management

The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and nonperforming and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Commercial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand its business. Underwriting standards are designed to promote relationship banking rather than transactional banking. The Company’s management examines current and occasionally projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type. This diversity helps reduce the Company’s exposure to adverse economic events that affect any single industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. In addition, management tracks the level of owner-occupied commercial real estate loans versus nonowner occupied loans. At December 31, 2011 and 2010, approximately 89% and 87%, respectively, of the outstanding principal balance of the Company’s commercial real estate loans were secured by owner-occupied properties.

With respect to loans to developers and builders that are secured by nonowner occupied properties, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction and land development loans are underwritten using independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction and land development loans are generally based upon estimates of costs and value associated with the completed project. These estimates may be inaccurate. Construction and land development loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources or repayment for these types of loans may be precommitted permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

The Company originates consumer loans using a judgmental underwriting process. To monitor and manage consumer loan risk, policies and procedures are developed and modified, as needed, jointly by line and staff personnel. This activity, coupled with relatively small loan amounts that are spread across many individual borrowers, minimizes risk.

The Company maintains an independent loan review department that reviews and validates the credit risk program on a periodic basis. Results of these reviews are presented to management. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Company’s policies and procedures.

Concentrations of Credit

Nearly all of the Company’s lending activity occurs within the State of Ohio, including the four counties of Holmes, Stark, Tuscarawas and Wayne, as well as other markets. The majority of the Company’s loan portfolio consists of commercial and industrial and commercial real estate loans. As of December 31, 2011 and 2010, there were no concentrations of loans related to any single industry.

Allowance for Loan Loss

The following table represents a summary of the activity in the allowance for loan losses for the years ended December 31:

(Dollars in thousands)	2011	2010	2009
Beginning balance	$4,031	$4,060	$3,394
Provision for loan losses	950	1,235	1,337
Loans charged-off	(1,014)	(1,389)	(885)
Recoveries	115	125	214

Ending balance	$4,082	$4,031	$4,060

The following table details activity in the allowance for loan losses by portfolio segment for the years ended December 31, 2011 and 2010. Allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories.

(Dollars in thousands)	COMMERCIAL	COMMERCIAL REAL ESTATE	RESIDENTIAL REAL ESTATE	CONSUMER	CONSTRUCTION AND LAND DEVELOPMENT	UNALLOCATED	TOTAL
December 31, 2011:
Beginning balance, January 1	$1,179	$1,183	$1,057	$80	$213	$319	$4,031
Provision for loan losses	294	558	115	61	8	(86)	950
Charge-offs	(487)	(68)	(297)	(121)	(41)	—	(1,014)
Recoveries	38	—	19	58	—	—	115

Net charge-offs	(449)	(68)	(278)	(63)	(41)	—	(899)

Ending balance	$1,024	$1,673	$894	$78	$180	$233	$4,082

December 31, 2010:
Beginning balance, January 1	$1,031	$1,338	$1,140	$77	$246	$228	$4,060
Provision for loan losses	534	32	405	63	110	91	1,235
Charge-offs	(479)	(187)	(488)	(92)	(143)	—	(1,389)
Recoveries	93	—	—	32	—	—	125

Net charge-offs	(386)	(187)	(488)	(60)	(143)	—	(1,264)

Ending balance	$1,179	$1,183	$1,057	$80	$213	$319	$4,031

The following table presents the balance in the allowance for loan losses and the ending loan balances by portfolio segment and based on impairment method as of December 31:

(Dollars in thousands)	COMMERCIAL	COMMERCIAL REAL ESTATE	RESIDENTIAL REAL ESTATE	CONSTRUCTION AND LAND DEVELOPMENT	CONSUMER	UNALLOCATED	TOTAL
2011
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$165	$304	$53	$—	$—	$—	$522
Collectively evaluated for impairment	859	1,369	841	180	78	233	3,560

Total ending allowance balance	$1,024	$1,673	$894	$180	$78	$233	$4,082

Loans:
Loans individually evaluated for impairment	$4,605	$2,476	$182	$—	$—		$7,263
Loans collectively evaluated for impairment	85,223	103,856	103,336	18,061	6,261		316,692

Total ending loans balance	$89,828	$106,332	$103,518	$18,061	$6,261		$323,955

2010
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$106	$132	$—	$—	$—	$—	$238
Collectively evaluated for impairment	1,073	1,051	1,057	121	80	319	3,701
Acquired with deteriorated credit quality	—	—	—	92	—	—	92

Total ending allowance balance	$1,179	$1,183	$1,057	$213	$80	$319	$4,031

Loans:
Loans individually evaluated for impairment	$622	$886	$298	$—	$—		$1,806
Loans collectively evaluated for impairment	77,919	103,943	108,533	16,075	6,715		313,185
Loans acquired with deteriorated credit quality	—	—	—	440	—		440

Total ending loans balance	$78,541	$104,829	$108,831	$16,515	$6,715		$315,431

The following table presents loans individually evaluated for impairment by class of loans as of December 31:

(Dollars in thousands)	UNPAID PRINCIPAL BALANCE	RECORDED INVESTMENT WITH NO ALLOWANCE	RECORDED INVESTMENT WITH ALLOWANCE	TOTAL RECORDED INVESTMENT	RELATED ALLOWANCE	AVERAGE RECORDED INVESTMENT
2011
Commercial	$4,605	$—	$4,605	$4,605	$165	$2,890
Commercial real estate	2,621	—	2,476	2,476	304	2,924
Residential real estate	182	—	182	182	53	103

Total impaired loans	$7,408	$—	$7,263	$7,263	$522	$5,917

2010
Commercial	$644	$51	$571	$622	$106	$571
Commercial real estate	1,047	109	777	886	132	1,631
Residential real estate	590	298	—	298	—	97
Construction & land development	683	—	440	440	92	483

Total impaired loans	$2,964	$458	$1,788	$2,246	$330	$2,782

The following table presents the aging of past due and nonaccrual loans by class of loans as of December 31:

(Dollars in thousands)	CURRENT	30-59 DAYS PAST DUE	60-89 DAYS PAST DUE	90 DAYS + PAST DUE	NONACCRUAL	TOTAL PAST DUE AND NONACCRUAL	TOTAL LOANS
2011
Commercial	$89,365	$272	$28	$150	$13	$463	$89,828
Commercial real estate	103,828	587	250	141	1,526	2,504	106,332
Residential real estate	100,297	1,443	303	282	1,193	3,221	103,518
Consumer	5,985	194	29	8	—	231	6,216
Construction & land development	17,885	—	—	—	176	176	18,061

Total loans	$317,360	$2,496	$610	$581	$2,908	$6,595	$323,955

2010
Commercial	$78,235	$63	$160	$58	$24	$305	$78,540
Commercial real estate	100,914	2,156	114	26	1,619	3,915	104,829
Residential real estate	105,593	574	253	601	1,811	3,239	108,832
Consumer	6,580	69	66	—	—	135	6,715
Construction & land development	16,061	3	—	—	451	454	16,515

Total loans	$307,383	$2,865	$593	$685	$3,905	$8,048	$315,431

Troubled Debt Restructurings

The Company had troubled debt restructurings of $8.5 million as of December 31, 2011, with $516 thousand of specific reserves allocated to customers whose loan terms have been modified in troubled debt restructurings. As of December 31, 2010, the Company had troubled debt restructurings of $4.1 million, with $22 thousand of specific reserves allocated.

Loan modifications that are considered troubled debt restructurings completed during the year ended December 31, 2011 were as follows:

(Dollars in thousands)	NUMBER OF LOANS RESTRUCTURED	PREMODIFICATION RECORDED INVESTMENT	POSTMODIFICATION RECORDED INVESTMENT
Commercial	2	$4,440	$4,440
Commercial real estate	2	372	372
Residential real estate	5	286	286

Total restructured loans	9	$5,098	$5,098

Credit Quality Indicators

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt, such as current financial information, historical payment experience, credit documentation, public information and current economic trends, among other factors. The Company analyzes commercial loans individually by classifying the loans as to credit risk. This analysis includes commercial loans with an outstanding balance greater than $275 thousand. This analysis is performed on an annual basis. The Company uses the following definitions for risk ratings:

Pass. Loans classified as pass (Acceptable, Low Acceptable or Pass Watch) may exhibit a wide array of characteristics but at a minimum represent an acceptable risk to the Bank. Borrowers in this rating may have leveraged but acceptable balance sheet positions, satisfactory asset quality, stable to favorable sales and earnings trends, acceptable liquidity and adequate cash flow. Loans are considered fully collectible and require an average amount of administration. While generally adhering to credit policy, these loans may exhibit occasional exceptions that do not result in undue risk to the Bank. Borrowers are generally capable of absorbing setbacks, financial and otherwise, without the threat of failure.

Special Mention. Loans classified as special mention have a material weakness that deserves management’s close attention. If left uncorrected, these weaknesses may result in deterioration of the repayment prospects for the loan or of the Bank’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be pass rated loans. Loans listed as not rated are either less than $275 thousand or are included in groups of homogeneous loans. Based on the most recent analysis performed, the risk category of loans by class is as follows at December 31:

(Dollars in thousands)	PASS	SPECIAL MENTION	SUBSTANDARD	DOUBTFUL	NOT RATED	TOTAL
2011
Commercial	$76,216	$5,147	$7,710	$—	$755	$89,828
Commercial real estate	84,846	10,385	8,686	—	2,415	106,332
Residential real estate	1,151	—	61	—	102,306	103,518
Consumer	—	—	—	—	6,216	6,216
Construction & land development	12,695	4,340	168	—	858	18,061

Total	$174,908	$19,872	$16,625	$—	$112,550	$323,955

2010
Commercial	$65,371	$3,843	$9,252	$—	$74	$78,540
Commercial real estate	78,191	9,982	8,188	—	8,468	104,829
Residential real estate	1,153	—	365	—	107,314	108,832
Consumer	—	—	2	—	6,713	6,715
Construction & land development	11,626	2,905	591	—	1,393	16,515

Total	$156,341	$16,730	$18,398	$—	$123,962	$315,431

Nonperforming loans include loans past due 90 days and greater and loans on nonaccrual of interest status. The following table presents loans that are not rated, by class of loans as of December 31:

(Dollars in thousands)	PERFORMING	NONPERFORMING	TOTAL
December 31, 2011
Commercial	$755	$—	$755
Commercial real estate	2,415	—	2,415
Residential real estate	100,892	1,414	102,306
Consumer	6,208	8	6,216
Construction & land development	850	8	858

Total	$111,120	$1,430	$112,550

December 31, 2010
Commercial	$74	$—	$74
Commercial real estate	8,468	—	8,468
Residential real estate	105,201	2,113	107,314
Consumer	6,713	—	6,713
Construction & land development	1,383	10	1,393

Total	$121,839	$2,123	$123,962

Loans serviced for others approximated $49.9 million and $45.1 million at December 31, 2011 and 2010, respectively.

Mortgage Servicing Rights

For the years ended December 31, 2011 and 2010, the Company had outstanding mortgage servicing rights (“MSRs”) of $167 thousand and $155 thousand, respectively. No valuation allowance was recorded at December 31, 2011 or 2010 as the fair value of the MSRs exceeded their carrying value. On December 31, 2011, the Company had $44.3 million residential mortgage loans with servicing retained as compared to $43.2 million with servicing retained at December 31, 2010.